Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories	Inventories
Accounting policies
Inventories are valued at the lower of cost and net realizable value, with cost determined on an average cost basis. The cost of finished goods inventories includes direct material, direct labour, and an allocation of overhead.
Supporting information

As at	December 31, 2023	December 31, 2022
Manufactured products	$363	$428
Logs and other raw materials	257	376
Materials and supplies	231	228
	$851	$1,032
Inventories at December 31, 2023 were subject to a valuation reserve of $31 million (December 31, 2022 - $61 million) to reflect net realizable value being lower than cost.
The carrying amount of inventory recorded at net realizable value was $118 million at December 31, 2023 (December 31, 2022 - $232 million), with the remaining inventory recorded at cost.